UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2013

EveryWare Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35437	45-3414553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 North Pierce Avenue, Lancaster, Ohio 43130

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (740) 681-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 13, 2012, EveryWare Global, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”), by and among the Company, the selling stockholders named therein (the “Selling Stockholders”), and Oppenheimer & Co. Inc. as representative of the underwriters named therein (the “Underwriters”), in connection with the offering of 1,750,000 shares of the Company’s common stock (the “Offering”), sold by the Selling Stockholders at a public offering price of $11.50 per share. Under the terms of the Underwriting Agreement, the Selling Stockholders have granted the Underwriters a 30-day option to purchase up to 262,500 additional shares to cover over-allotments, if any. The Company will not receive any proceeds from the Offering. The Offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-189373), as amended (the “Registration Statement”), as supplemented by a preliminary prospectus supplement dated September 12, 2013 and a final prospectus supplement dated September 13, 2013.

The Underwriting Agreement contains customary representations, warranties, and covenants that are valid as among the parties as of the dates set forth in the Underwriting Agreement, and are not factual information to investors about the Company. The Company expects to close the sale of the common stock on September 18, 2013 subject to customary closing conditions.

The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the form of Underwriting Agreement, which was filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on September 12, 2013.

Item 8.01.	Other Events.

On September 12, 2013, the Company issued a press release announcing the Offering. On September 13, 2013, the Company issued a press release announcing the pricing of the Offering. Copies of the press releases are attached as Exhibits 99.1 and 99.2 hereto, and are incorporated by reference herein.

The Registration Statement relating to the Offering was declared effective on September 9, 2013 by the Securities and Exchange Commission. This Form 8-K shall not constitute an offer to sell or solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press release dated September 12, 2013.

99.2	Press release dated September 13, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EVERYWARE GLOBAL, INC.

Dated: September 13, 2013	By:	/s/ Bernard Peters
	Name: Title:	Bernard Peters Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated September 12, 2013.

99.2	Press release dated September 13, 2013.